Exhibit 10.28

EXECUTIVE COMPENSATION PROGRAM

The description of our executive compensation program set forth under the caption “Compensation Discussion and Analysis” on pages 13 to 23 of our definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on September 8, 2009, is incorporated herein by reference.